Significant events after the reporting periods	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Significant events after the reporting periods
38.	Significant events after the reporting periods

To further strengthen financial structure, increase balance of working capital and decrease debt ratio, the Company’s Board of Directors adopted a resolution on April 2, 2019 to dispose of 9,100,000 common shares, or 9.1% of equity investment in the associate, JMC. The disposal of shares was completed on April 8, 2019, and the Company recognized gain on disposal of investment in associates amounted to NT$973,609 thousand (US$31,807 thousand). JMC is still recognized as “Investment in associates” given that the Company retains significant influence by holding two seats in JMC’s Board of Directors.